Exhibit 99.3



                        FIRST AMENDMENT TO FOURTH AMENDED
                          AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this "Amendment") dated as of March 9, 2004, by and among FERRELLGAS, L.P., a Delaware limited partnership (the "Borrower"), FERRELLGAS, INC., a Delaware corporation and sole general partner of the Borrower (the "General Partner"), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party to the Original Agreement defined below (collectively, the "Lenders" and individually, a "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the General Partner, Administrative Agent and the Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 10, 2002 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrower as therein provided; and

     WHEREAS, the Borrower, the General Partner, Administrative Agent and the Lenders desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans that may hereafter be made by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

     Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this First Amendment to Fourth Amended and Restated Credit Agreement.


          "Credit Agreement" means the Original Agreement as amended hereby.

                                  ARTICLE II.

                        Amendments to Original Agreement

     Section 2.1 Definition of Blue Rhino Acquisition. The following definition of "Blue Rhino Acquisition" is hereby added to Section 1.01 of the Original Agreement immediately following the definition of "Base Rate Loan":

     "Blue Rhino Acquisition" means the Borrower's acquisition of Blue Rhino Corporation ("Blue Rhino") under the terms of the Agreement and Plan of Merger dated as of February 8, 2004 among FCI Trading Corp., Diesel Acquisition LLC, Ferrell Companies, Inc., and Blue Rhino.

     Section 2.2 Definition of Consolidated Net Income. Clause (b) of the definition of "Consolidated Net Income" in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

          "(b) the Net Income of any Person that is a Restricted Subsidiary (other than a Wholly-Owned Subsidiary) shall be excluded to the extent that dividends and distributions of that net income are not at the date of determination permitted by the terms of its charter or any judgment, decree, order, statute, rule, contract or other prohibition,"

     Section 2.3 Definition of Permitted Investment. Clause (d)(i) of the definition of "Permitted Investment" in Section 1.01 of the Original Agreement is amended by replacing "$15,000,000" with "$25,000,000".

     Section 2.4 Other  General  Partner  Obligations.  Paragraph (c) of Section
6.14 of the Original Agreement is hereby amended in its entirety to read as follows:

          "(c) The General Partner, for so long as it is the general partner of the Borrower, shall not enter into or conduct any business or incur any debts or liabilities except in connection with or incidental to its performance of the activities on behalf of the MLP or the Partnership as required or authorized by the partnership agreement of the MLP or the Partnership Agreement."

     Section 2.5  Designations  With Respect to  Subsidiaries.  Paragraph (d) of
Section 6.16 of the Original Agreement is hereby amended in its entirety to read as follows:

          "(d) In the case of (i) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary or (ii) the acquisition or formation of a Restricted Subsidiary, such new Restricted Subsidiary shall be deemed to have made or acquired all Investments owned by it and incurred all Indebtedness and other obligations owing by it and all Liens to which it or any of its properties are subject, on the date of such designation, acquisition, or formation."

     Section 2.6 Asset Sales. Clause (i) of paragraph (a) of Section 7.02 of the Original Agreement is hereby amended to substitute the phrase "sales, licenses or leases of inventory" for the phrase "sales of inventory".

     Section 2.7 Acquisitions. The last sentence of Section 7.04 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Nothing in this Section 7.04 or in Section 7.21 shall prohibit (x) the making by the Borrower of a Permitted Acquisition indirectly through the General Partner, the MLP or any of its or their Affiliates in a series of substantially contemporaneous transactions in which the Borrower or any Restricted Subsidiary (within the limits of Section 7.20) shall ultimately own the assets that are the subject of such Permitted Acquisition or (y) the assumption of Acquired Debt in connection therewith to the extent such Acquired Debt is (if not otherwise permitted to be incurred by the Borrower pursuant to this Agreement) upon such assumption immediately repaid (with the proceeds of Committed Loans or otherwise)."

     Section 2.8 Use of Proceeds. Section 7.07 of the Original Agreement is hereby amended in its entirety to read as follows:

          "(a) The Borrower shall not use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose; provided that the Borrower may use the proceeds of a Credit Extension to purchase or carry margin stock, so long as the purchase is made in compliance with Regulation U and Regulation X of the FRB and the Borrower has delivered to the Administrative Agent all forms, if any, required to be filed under such regulations.

          (b) The Borrower shall not use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to acquire any security in any transaction that is subject to
     Section  13  or  14  of  the  Exchange  Act,  other  than  the  Blue  Rhino
     Acquisition."

     Section 2.9 Joint Ventures. Section 7.10 of the Original Agreement is hereby amended to delete "(a)" from the beginning thereof.

     Section 2.10 Lease Obligations. Clause (a) of Section 7.11 of the Original Agreement is hereby amended to replace "$40,000,000" with "$60,000,000".

     Section 2.11 Change in Business. Section 7.l5 of the Original Agreement is amended to replace the phrase "on the date of this Agreement" with the phrase "on the date of the Blue Rhino Acquisition".

     Section 2.12 Operations  through Restricted  Subsidiaries.  Paragraphs (c),
(d), (e), and (f) of Section 7.20 of the Original Agreement are hereby amended in their entirety to read as follows:

          "(c) the Consolidated Cash Flow of such Restricted Subsidiary and all other Restricted Subsidiaries for any fiscal year (but including only that portion of the Consolidated Cash Flow derived from the Restricted Subsidiaries acquired in connection with the Blue Rhino Acquisition that is greater than $5,000,000 per fiscal year) shall not exceed 20% of the Consolidated Cash Flow of the Borrower and the Restricted Subsidiaries for such fiscal year;"

          "(d) the value of the assets of such Restricted Subsidiary and all other Restricted Subsidiaries for any fiscal year (but including only that portion of the book value of the assets of the Restricted Subsidiaries acquired in connection with the Blue Rhino Acquisition that is greater than $50,000,000) shall not exceed 20% of the consolidated value of the assets of the Borrower and the Restricted Subsidiaries for such fiscal year, as determined in accordance with GAAP;"

          "(e) such Restricted Subsidiary is organized under the laws of (i) the United States or any State thereof, (ii) the Republic of Mexico or a political subdivision thereof, or (iii) Canada or a political subdivision thereof; and"

          "(f) such Restricted Subsidiary maintains substantially all of its assets and conducts substantially all of its business within the United States; provided that (i) Restricted Subsidiaries organized under the laws of the Republic of Mexico or a political subdivision of the Republic of Mexico may maintain assets and conduct business in the Republic of Mexico and (ii) Restricted Subsidiaries organized under the laws of Canada or a political subdivision of Canada may maintain assets and conduct business in Canada."

                                  ARTICLE III.

                           Conditions of Effectiveness

     This Amendment shall become effective as of the date first above written when and only when Administrative Agent shall have received this Amendment duly executed and delivered by the Borrower, the General Partner, and the Required Lenders, provided, however, that the amendments provided for in Section 2.3 and
Section 2.10 hereof shall become effective concurrently with the closing of the Blue Rhino Acquisition.

                                  ARTICLE IV.

                  Confirmation; Representations and Warranties

     Section 4.1 Blue Rhino Subsidiaries to Guarantee. The Borrower confirms its obligation, pursuant to Section 7.20(a) of the Credit Agreement, to cause each Restricted Subsidiary acquired in connection with the Blue Rhino Acquisition to execute a Guaranty guaranteeing payment of the Obligations and to deliver an opinion of counsel to such Restricted Subsidiary addressed to Administrative Agent and the Lenders opining as to the due authorization, execution, delivery and enforceability of such Guaranty in form and substance acceptable to Administrative Agent.

     Section 4.2 Representations and Warranties of the Borrower. In order to induce each Lender to enter into this Amendment, the Borrower represents and warrants to each Lender that:

     (a) The representations and warranties of the Borrower contained in the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extensions of credit under the Credit Agreement or that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct as of such earlier date.

     (b) The Borrower and the General Partner are duly authorized to execute and deliver this Amendment and have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of the Borrower and the General Partner hereunder.

     (c) The execution and delivery by the Borrower and the General Partner of this Amendment, the performance by the Borrower and the General Partner of their obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the Organizational Documents of the Borrower or the General Partner, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Borrower or the General Partner, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Borrower or the General Partner. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Borrower and the General Partner of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrower and the General Partner, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

                                   ARTICLE V.

                                  Miscellaneous

     Section 5.1 Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 5.2 Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.

     Section 5.3 Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     Section 5.4 Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS  AMENDMENT  AND THE OTHER  LOAN  DOCUMENTS  REPRESENT  THE FINAL  AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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



     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                               FERRELLGAS, L.P.


                               By:  Ferrellgas, Inc., as its General Partner

                                    By:/s/ Kevin T. Kelly
                                       -----------------------------------------
                                       Kevin T. Kelly, Senior Vice President and
                                       Chief Financial Officer


                               FERRELLGAS, L.P.


                                    By: /s/ Kevin T. Kelly
                                       -----------------------------------------
                                       Kevin T. Kelly, Senior Vice President and
                                       Chief Financial Officer

                                  BANK OF AMERICA, N.A., as Administrative Agent


                                  By: /s/ Claire M. Liu
                                     -------------------------------------------
                                     Name:  Claire M. Liu
                                     Title: Managing Director



                                  BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender


                                  By: /s/ Claire M. Liu
                                     -------------------------------------------
                                     Name:  Claire M. Liu
                                     Title: Managing Director

                                         BNP PARIBAS, as a Lender and L/C Issuer


                                         By: /s/ Richard J. Wernli
                                            ------------------------------------
                                            Name:  Richard J. Wernli
                                            Title: Director

                                         By: /s/ Edward K. Chin
                                            ------------------------------------
                                            Name:  Edward K. Chin
                                            Title: Managing Director

                                 BANK ONE, NA (MAIN OFFICE CHICAGO), as a Lender


                                 By: /s/ Jane Bek Keil
                                    --------------------------------------------
                                    Name:  Jane Bek Keil
                                    Title: Director

                                       WELLS FARGO BANK TEXAS, N.A., as a Lender


                                       By: /s/ J. Alan Alexander
                                          --------------------------------------
                                          Name:  J. Alan Alexander
                                          Title: Vice President

                                  LASALLE BANK NATIONAL ASSOCIATION, as a Lender


                                  By: /s/ James C. Binz
                                     -------------------------------------------
                                     Name:  James C. Binz
                                     Title: First Vice President

                             BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as a Lender


                             By: /s/ T. Coy Gallatin
                                ------------------------------------------------
                                Name:  T. Coy Gallatin
                                Title: Senior Vice President

                                             HIBERNIA NATIONAL BANK, as a Lender


                                             By: /s/ Connie Disbrow
                                                --------------------------------
                                                Name:  Connie Disbrow
                                                Title: Relationship Manager

                                             SOCIETE GENERALE, as a Lender


                                             By: /s/ Emmanuel Chesneau
                                                --------------------------------
                                                Name:  Emmanual Chesneau
                                                Title: Director

                                             By: /s/ Barbara Paulsen
                                                --------------------------------
                                                Name:  Barbara Paulsen
                                                Title: Director

                                     U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                     By: /s/ John P. Mills
                                        ----------------------------------------
                                        Name:  John P. Mills
                                        Title: Vice President

                           CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as a Lender


                           By: /s/ James Moran
                              --------------------------------------------------
                              Name:  James Moran
                              Title: Director

                           By: /s/ Denise Alvarez
                              --------------------------------------------------
                              Name:  Denise Alvarez
                              Title: Associate





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